CANADA

NUMBER

PROVINCE OF BRITISH COLUMBIA

319125

Province of British Columbia
Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

WHITE KNIGHT RESOURCES LTD,

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 18TH DAY OF DEC EMBER, 1986

/S/___________________________________

ROBERTA J. LOWDON

DEPUTY REGISTRAR OF COMPANIES

SCHEDULE "A"
COMPANY ACT
WHITE KNIGHT RESOURCES LTD.
ALTERED MEMORANDUM

(As altered by Special Resolution
passed December 16, 1994)

I wish to be formed into a Company with limited liability under the Company Act in pursuance of this Memorandum.

1.

The name of the Company is WHITE KNIGHT RESOURCES LTD.

2.

The authorized capital of the Company consists of ONE MILLION (100,000,000) common shares without par value.

3.

I HEREBY CERTIFY THAT THESE ARE

PROVINCE OF BRITISH COLUMBIA              COPIES  OF DOCUMENTS FILED WITH THE

REGISTRAR OF  COMPANIES ON

I wish to be formed into a Company with limited liability under the Company Act in pursuance of this Memorandum.

1.

The name of the Company is "WHITE KNIGHT RESOURCES LTD.";

The authorized capital of the Company consists of 10,000,000 Common shares without par value;

3.

I agree to take the number, kind and class of shares in the Company set opposite my name.

FULL NAME, RESIDENT ADDRESS,

NUMBER, KIND AND CLASS OF

AND OCCUPATION OF SUBSCRIBER

SHARES TAKEN BY SUBSCRIBER

1 Common Share without par value

TOTAL SHARES TAKEN:

1 Common Share without par value

DATED at Vancouver, British Columbia this 16th  day of December, 1986

LaCHARITE & COMPANY Barristers & Solicitors

ARTICLES OF

WHITE KNIGHT RESOURCES LTD.

TABLE 0F CONTENTS

PART

ARTICLE

SUBJECT

1.

INTERPRETATION

1.1

Definitions

1.2 & 1.3 Construction of Words

1.4

Company Act Definitions Applicable

1.5

Table "A" Inapplicable

1.6

Interpretation Act Rules of Construction Apply

1.

SHARES AND SHARE CERTIFICATES

2.1

Member entitled to Certificate

2.2

Replacement of Lost or Defaced Certificate

2.3

Recognition of Trusts

2.4

Execution of Certificates

2.5

Assistance for Purchase of Company's Shares or Debt Obligations

2.6

Form of Certificate

2.7

Delivery to Joint Holders

2.8

Warrants and Options to Purchase Shares

2.

ISSUE OF SHARES

3.1

Directors Authorized

3.2

Commissions and Brokerage

3.3

Conditions of Issue

3.

SHARE REGISTERS

4.1

Registers of Members, Transfers and Allotments

LaCHARITE & COMPANY Barristers & Solicitors

PART

ARTICLE

SUBJECT

4.2

Branch Registers of Members

4.3

Closing of Register

4.4

Register of Debentureholder's

1.

TRANSFER AND TRANSMISSION OF SHARES

5.1

Transfer of Shares

5.2

Execution of Instrument of Transfer

5.3

Enquiry as to Title not Required

5.4

Submission of Instruments of Transfer

5.5

Transfer Fee

5.6

Personal Representative Recognized on Death

5.7

Death or Bankruptcy

5.8

Persons in Representative Capacity

2.

ALTERATION OF CAPITAL

6.1

Ordinary Resolution Required

6.2

Other Capital Alterations

6.3

Creation, Variation and Abrogation of Special Rights and Restrictions

6.4

Consent of Class Required

6.5

Articles Apply to New Capital

6.6

Special Rights of Conversion

3.

PURCHASE OF SHARES

7.1

Company Authorized to Purchase or Redeem its Shares

7.2 & 7.3 Redemption of Shares

4.

BORROWING POWERS

8.1

Powers of Directors

8.2

Special Rights Attached to and Negotiability of Debt Obligations

8.3

Execution of Debt Obligations

8.4

Register of Indebtedness

PART

ARTICLE

SUBJECT

1.

GENERAL MEETINGS

9.1 & 9.2 Annual General Meetings/Extra-ordinary General Meetings

9.3

Waiver of Annual General Meeting

9.4

Calling of Meetings

9.5

Notice of General Meetings

9.6

Waiver of Notice

9.7

Reporting Company

9.8

Notice of Special Business

2.

PROCEEDINGS AT GENERAL MEETINGS

10.1

Special Business

10.2

Requirement of Quorum

10.3

Quorum

10.4

Lack of Quorum

10.5

Chairman

10.6

Alternate Chairman

10.7

Solicitor as Chairman

10.8

Adjournments

10.9

Resolutions Need Not Be Seconded

10.10

Decisions by Show of Hands or Poll

10.11

Casting Vote

10.12

Manner of Taking Poll

10.13

Retention of Ballots Cast on a Poll

10.14

Casting of Votes

10.15

Ordinary Resolution Sufficient

3.

VOTES OF MEMBERS

11.1

Number of Votes Per Share or Member

11.2

Directors to Vote

11.3

Representative of Corporate Member

11.4

Corporate Member May Appoint Proxyholder

11.5

Votes by Joint Holders

11.6

Votes by Committee for a Member

11.7

Committee May Appoint Proxyholder

11.8

Appointment of Proxyholders

11.9

Execution of Form of Proxy

11.10

Deposit of Proxy

11.11

Chairman to Determine Validity

11.12

Form of Proxy

11.13

Revocation of Proxy

11.14

Evidence of Ownership

PART

ARTICLE

SUBJECT

1.

CLASS AND SERIES MEETINGS

12.1

General Meeting Provisions Apply

2.

DIRECTORS

13.1

Number of Directors

13.2

Remuneration and Expenses of Directors

13.3

Qualification of Directors

3.

ELECTION AND REMOVAL OF DIRECTORS

14.1

Election at Annual General Meeting

14.2

Eligibility of Retiring Director

14.3

Continuance of Directors

14.4

Election of Less than Required Number of Directors

14.5

Filling a Casual Vacancy

14.6

Additional Directors

14.7

Alternate Directors

14.8

Termination of Directorship

14.9

Removal of Directors

4.

POWERS AND DUTIES OF DIRECTORS

15.1

Management of Affairs and Business

15.2

Appointment of Attorney

5.

DISCLOSURE OF INTEREST OF DIRECTORS

16.1

Disclosure of Conflicting Interest

16.2

Voting and Quorum re: Proposed Contract

16.3

Director May Hold Office or Place of Profit with Company

16.4

Director Acting in Professional Capacity

16.5

Director Receiving Remuneration from Other Interests

PART

ARTICLE

SUBJECT

17.

PROCEEDINGS OF DIRECTORS

17.1

Chairman and Alternate

17.2

Meetings - Procedure

17.3

Meetings by Conference Telephone

17.4

Call and Notice of Meetings

17.5

Waiver of Notice of Meetings

17.6

Quorum

17.7

Continuing Directors may act During Vacancy

17.8

Validity of Acts of Directors

17.9

Resolution in Writing

1.

EXECUTIVE AND OTHER COMMITTEES

18.1

Appointment of Executive Committee

18.2

Appointment of Committees

18.3

Procedure at Meetings

2.

OFFICERS

19.1

President and Secretary Required

19.2

Persons Holding More Than One Office and Remuneration

3.

INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

20.1	Indemnification	of Directors
20.2	Indemnification	of Officers, Employees,
Agents
20.3	Indemnification	not Invalidated by Non-
compliance
20.4	Insurance for Officers, Directors,

Employees/Agents

4.

DIVIDENDS AND RESERVES

21.1

Declaration of Dividends

21.2

Declared Dividend Date

21.3

Proportionate to Number of Shares Held

PART

ARTICLE

SUBJECT

21.4

Reserves

21.5

Receipts from Joint Holders

21.6

No Interest on Dividends

21.7

Payment of Dividends

21.8

Capitalization of Undistributed Surplus

1.

DOCUMENTS, RECORDS AND REPORTS

22.1

Documents to be Kept

22.2

Accounts to be Kept

22.3

Inspection of Accounts

22.4 &

Financial Statements and Reports 22.5

2.

NOTICES

	23.1 23.2 23.3 23.4	Method of Giving Notice Notice to Joint Holder
Notice to Personal Representative Persons to Receive Notice
24.	RECORD DATES
25.	24.1 Record Date 24.2 No Closure of Register of Members SEAL of Register of Members

25.1

Affixation of Seal to Documents

25.2

Mechanical Reproduction of Signatures

25.3

Official Seal for Other Jurisdiction

26.

DEATH OF SOLE DIRECTOR AND MEMBER

26.1

Sole member and Director to Designate Successor

26.2

General Meeting to be Called to Elect Directors if Sole Director Dies Without Successor

PART

ARTICLE

SUBJECT

1.

MECHANICAL REPRODUCTION OF SIGNATURES

27.1 &

Mechanical Reproduction of Signatures 27.2

2.

PROHIBITIONS

28.1

No Securities to be Offered to the Public

28.2

Restrictions on Transfers of Shares

PROVINCE OF BRITISH COLUMBIA

"COMPANY ACT"

ARTICLES

of

WHITE KNIGHT RESOURCES LTD.

PART 1 - INTERPRETATION

1.1

In these Articles, unless there is something in the subject or context inconsistent therewith:

(a)

"Board of Directors" or "Board" means the Directors of the Company for the time being;

(b)

"The Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(c)

"Directors" means the Directors of the Company for the time being;

(d)

"month" means calendar month;

(e)

"ordinary resolution" has the meaning assigned thereto by The Act;

(f)

"register" means the register of members to be kept pursuant to The Act;

(g)

"registered address of a member" shall be his address as recorded in the register;

(h)

"registered address of a Director" means his address as recorded in Company's register of Directors to be kept pursuant to The Act;

(i) "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

LaCHARITE & COMPANY Barristers & Solicitors

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(a)

"Registrar" means the Registrar of Companies, for the Province of British Columbia, appointed pursuant to The Act;

(b)

"registrar" means the registrar of the Company's shares appointed pursuant to Part 4 of these Articles.

(1) "seal" means the common seal of the Company, if the Company has one;

(m) "special resolution" has the meaning assigned thereto by The Act;

1.2

Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3

Words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation.

1.4

The meaning of any words or phrases defined in the Company Act shall; if not inconsistent with the subject or context bear the same meaning in those Articles.

1.5

The regulations contained in Table A in the First Schedule to The Act shall not apply to the Company.

 1.6 The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles

PART 2 - SHARES AND SHARE CERTIFICATES

2.1

Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by The Act, as the Directors may from time to time determine, or several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to

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all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if the shares are to redeemed within one month of the date on which they were allotted.  Any share certificate may be sent through the post by registered prepaid mail to the member entitled thereto at his registered address, and the Company shall not be liable for any loss occasioned to the member as a result of any share certificate sent being lost in the post or stolen.

2.2

If a share certificate:

(a)

is worn out or defaced, the Directors may, upon production to them of that certificate and upon other terms if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu thereof;

(b)

is lost, stolen, or destroyed, then upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate; or

(c)

represents more than one share and the registered owner therof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate surrendered, the Company shall cancel the certificate surrendered and issue in place thereof certificates in accordance with the request.

A sum, if any, not exceeding that permitted by The Act, as the Directors may from time to time fix, shall be paid to the Company for each certificate issued under this Article.

2.3

Except as required by law or statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these Articles provided or as ordered by a court of competent

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jurisdiction) any other rights in respect of any share except an absolute right to the entirety in the registered holder.

2.4

Every share certificate shall be signed manually by at least one Officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is printed or mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on the certificate to hold at the date of the issue of a share certificate.

2.5

Save as provided by The Act, the Company shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose of or in connection with the purchase of or subscription by any per-son for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, of a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.

2.6

Every share certificate issued by the Company shall be in a form as the Directors approve and shall comply with The Act.

2.7

The certificates for shares registered in the name of two or more persons shall be delivered to the person first named on the register.

2.8

The Company may issue warrants and options for the purchase of shares on terms and conditions and for consideration as the Directors may determine; and the Company may pay a commission to any person in consideration of his purchasing or procuring the purchase of a warrant or option.

- 5 - PART 3 - ISSUE OF SHARES

3.1

Subject to The Act and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, allot or otherwise dispose of, and grant option on, shares authorized but not yet issued at times and to persons including Directors, and in a manner and upon terms and conditions, and at a price or for a consideration, as the Directors, in their absolute discretion, may determine.

3.2

Subject to the provisions of The Act, the Company or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscription, whether absolutely or conditionally for any shares in the Company. The Company may also pay brokerage as may be lawful.

3.3

No share may be issued until it is fully paid by the receipt by the Company of the full consideration there-for, in cash, property or past services actually performed for the Company. A document evidencing indebtedness of the person to whom the shares are allotted is not property for the purposes of this Article. The value of property and services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

PART 4 - SHARE REGISTERS

4.1

The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by The Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of share. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any trust company at any time and may appoint another trust company it its place.

4.2

Unless prohibited by The Act, the Company may keep or cause to be kept one or more branch registers of members at a place or places as the Directors may from time to time determine.

4.3

The Company shall not at any time close its register of members save and except as permitted by The Act.

4.4

The Company shall keep or cause to be kept within the Province of British Columbia in accordance with The Act a register of its debentures and a register of debenture-holders, which registers may be combined, and, subject to the provisions of The Act, may keep or cause to be kept one or more branch registers of its debentureholders at a place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or other-wise, make provisions as they think fit respecting the keeping of branch registers

PART 5 - TRANSFER AND TRANSMISSION OF SHARES

5.1

Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of the member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in any other form as the Directors may from time to time approve. Except to the extent that The Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

If the Directors require, each instrument of transfer shall be in respect of only one class of share.

5.2

The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3

Neither the Company nor any Director, Officer or agent shall be bound to enquire into the title of the person named in the form of transfer as transferee, or, if no per-son is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to the shares.

5.4

Every instrument of transfer shall be executed by the transferor and left at the registered office of the company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and other evidence as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.5

There shall be paid to the Company in respect of the registration of any transfer a sum, if any, as the

Directors may from time to time determine, not exceeding that permitted by The Act.

5.6

In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to deliver to the Company the original or a court-certified copy of a Grant of Probate or Letters of Administration in British Columbia or other evidence and documents as the Directors consider appropriate in order to establish the right of the personal representative to the title to the interest in the shares of the deceased member.

5.7

Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the douments required by The Act and these Articles shall have been deposited with the Company. This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

5.8

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon documents and evidence being produced to the Company as The Act and these Articles require or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a Statute, has the right either to be registered as a member in his representative capacity in respect of the share, or, if he is a personal representative, instead of being registered himself, to make a transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

PART 6 - ALTERATION OF CAPITAL

6.1

The Company may by either special or ordinary resolution filed with the Registrar amend its Memorandum to increase the share capital of the Company by:

(a)

creating shares with par value or shares without par value, or both;

(b)

increasing the number of shares with par value or shares without par value, or both;

(c)

increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2

The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to the extent, in the manner and with the consent of members holding a class of shares which is the subject of or affected by the alteration, as The Act provides.

6.3

The Company may alter its memorandum or these Articles:

(a)

by special resolution, to create, define and attach special rights or restrictions to any shares, and

(b)

by special resolution and by otherwise complying with any applicable provision of its Memorandum of these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of the resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is prejudiced or interfered with consent thereto in writing, or unless a resolution consenting is passed at a separate class meeting of the holders of the shares of each class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of the class.

6.4

Notwithstanding any consent in writing or resolution, no alteration shall be valid as to any part of the issued shares of any class unless the holders of all of the issued shares of the class either all consent in writing or consent by a resolution passed by the votes of members holding three-fourths of the shares.

6.5

Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the pro-visions of these Articles.

6.6

If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right or conversion attaching to any class of shares shall be submitted to any meeting of members unless, if required by the Act, the Office of the Superintendent of Brokers for British Columbia shall have consented to the resolution.

PART 7 - PURCHASE AND REDEMPTION OF SHARES

7.1

Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with The Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of The Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

7.2

If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to the class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.3

Subject to the provisions of The Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of, or pay any dividend on those shares.

PART 8 - BORROWING POWERS

8.1

The Directors may from time to time authorize the Company to:

(a)

borrow money in a manner and amount, on any security, from any source and upon any terms and conditions as they may in their absolute discretion think fit;

(b)

issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person; and

(c)

mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

8.2

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or other-wise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securites, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.3

Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or Officer of the company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and a bond, debenture or other debt obligation signed in that manner is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on the bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.4

If the Company is or becomes a reporting company, the Company shall keep or cause to be kept a register of its indebtedness to every Director or Officer of the Company or an associate of any of them in accordance with the Provisions of The Act.

PART 9 - GENERAL MEETINGS

9.1

All general meetings, other than annual general meetings, are herein referred to as and may be referred to as Extraordinary General Meetings.

9.2

Subject to Article 9.3 and to any extentions of time permitted by The Act, the first annual general meeting shall be held within 15 months from the date of incorporation and the following annual general meetings shall be held once in every calendar year at a time, not being more than 13 months after the holding of the last preceding annual general meeting, and at a place as the Directors shall appoint. In default of the meeting being held, the meeting shall be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the Directors.

9.3	If	the Company is not a reporting company and if
all	members	entitled to attend and vote at the annual gen-
eral	meeting	of the Company consent in writing each year to
the	business	required to be transacted at the annual general

meeting, that business shall be as valid as if transacted at an annual general meeting duly convened and held and, it is not necessary for the Company to hold an annual general meeting that year.

9.4

The Directors may, whenever they think fit, convene a general meeting. A general meeting, if requisitioned in accordance with The Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in The Act.

9.5

A notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that business shall be given in the manner mentioned in Article 23, and in accordance with the Provisions of The Act or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice has been given or not, to any person as may by law or under these Articles or other regulations of the Company entitled to receive the notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any notice, by any person shall not invalidate any proceedings at that meeting.

9.6

Persons entitled to notice of a general meeting may waive or reduce the period of notice convening the meeting, by unanimous consent in writing, and may give such waiver before, during or after the meeting.

9.7

If the Company is or becomes a reporting Company advance notice of any annual general meeting at which directors are to be elected shall be published in the manner required by The Act.

9.8

Except as otherwise provided by The Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution therof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

10.1		PART 10 - PROCEEDINGS AT GENERAL MEETINGS All business shall be deemed special business
which	is	transacted at:
	(a) (b)	an extraordinary general meeting other than the conduct of and voting at, such meeting; and
an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and

Auditor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles or the Act may be transacted at a general meeting without prior notice therof being given to the members or any business which is brought under consideration by the report of the Directors.

10.2

No business other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3

Save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, members holding not less than one-twentieth of the issued shares entitled to be voted at the meeting.

If there is only one member the quorum is one person present and being, or representing by proxy, such member. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

10.4

If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

10.5

The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

10.6

If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting, or is willing to act as chairman, the Directors present shall choose some one of their number to be chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose some other person in attendance, who need not be a member to be chairman.

10.7

Notwithstanding Articles 10.5 and 10.6 with the consent of the meeting, which consent may be expressed by the failure of any person present entitled to vote to object, the solicitor of the Company may act as chairman of the meeting.

10.8

The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not advance notice, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.9

No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

10.10

Subject to the provisions of The Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

10.11

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder.

10.12

No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.13

Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Act may provide.

10.14

On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.15

Unless The Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

PART 11 - VOTES OF MEMBERS

11.1

Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise his vote either in person or by proxy.

11.2

Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3

Any corporation, not being a subsidiary of the company, which is a member of the company may be resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting, class meeting or series meeting. The per-son so authorized shall be entitled, subject to producing satisfactory evidence of his authority as hereinafter provided, to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, , and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative shall be demonstrated by presenting to the chairman of the meeting prior to commencement of the meeting a copy of the authorizing resolution certified under seal by the Secretary of the member corporation and by presenting evidence acceptable to the chairman of the identity of the person presenting himself as the representative. In the absence of such evidence, the chairman shall determine whether or not any such person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

11.4

A corporation, not being a subsidiary of the company, which is a member of the company may appoint a proxyholder.

11.5

Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it.

If more than one of the joint members is present at any meeting, person-ally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators or a deceased member in whose sole name any share stands shall, for the purpose of this article, be deemed joint members.

11.6

A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committe, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court. Evidence of the appointment of any such committee, curator bonis or other person shall be demonstrated by presenting to the chairman of the meeting, prior to commencement of the meeting, a notarially certified copy of the court order by which he was appointed and by presenting evidence acceptable to the chairman that he is the person named in the order as the appointee. In the absence of such evidence, the chairman shall determine whether or not any such committee, curator bonis or other person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

11.7

A committee, curator bonis or other person appointed in respect of a member of unsound mind and entitled to vote as aforesaid may appoint a proxyholder.

11.8

A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more, but not more than five, proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder. A proxyholder need not be a member of the company.

11.9

A proxy shall be in writing executed by the member of his attorney duly authorized in writing, or, where the member is a corporation, by a duly authorized officer, attorney or representative appointed pursuant to Article 11.3, of the corporation, or, where a proxy is given by a committee, curator bonis or other person appointed by court order on behalf of a member by his attorney duly authorized in writing or on behalf of a corporate member by a duly authorized officer or corporate representative or on behalf of a member of unsound mind by his committee, curator bonis or other person duly appointed by court order, shall be accompanied by the power of attorney, the document whereby the officer or corporate representative derives his authority or the court order, as the case may be, or a notarially certified copy thereof.

11.10

Unless some other time by which proxies must be deposited has been fixed by the directors, a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the place specified for that purpose in the notice convening the meeting, not less than 48 hours, excluding Saturdays and holidays, before the time for holding the meeting or adjourned meeting in respect of which the person named in the proxy is appointed. In addition to any other method of depositing proxies provided for in these articles, the directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and, subject to The Act, fixing the time or times for depositing the proxies preceding the meeting or adjourned meeting specified in the notice calling the meeting, and providing for particulars of such proxies to be sent to the company or any agent of the company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the company or of any agent of the company appointed for the purpose of receiving such particulars, and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.11

The chairman of the meeting shall determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of this Part as to form, execution, accompanying documentation, time of filing or otherwise shall be valid for use at such meeting and any such determination made in good faith shall be final and conclusive.

11.12

Unless The Act or any other statute or law which is applicable to the company or to any class or series of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the directors or the chairman of the meeting shall approve:

(Name of Company)

The undersigned, being a member of the above named company, hereby appoints or failing him

as

proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the company to be held on the

day of

 and at any adjournment thereof.

SIGNED this

 day of

, 19

(Signature of Member)

11.13

Every proxy may be revoked by an instrument in writing

(a)

executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

(b) delivered either to the registered office of the company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner provided by law. The provisions of this article shall apply mutatis mutandis to a proxy executed by a corporate representative or by a committee, curator bonis or other person duly appointed by court order in respect of a member of unsound mind.

11.14

If and for as long as the Company shall be a reporting company and before permitting a registrant to vote on a resolution or motion proposed at a meeting of the Company, the chairman of the meeting may require the registrant (or his proxyholder, as the case may be) to produce evidence in writing acceptable to the chairman (in the form of a statutory declaration or otherwise) that the registrant:

(a)

is the beneficial owner of the share; or

(b)

has complied with The Act vis-a-vis the beneficial ownership of the share.

PART 12 - CLASS AND SERIES MEETING

12.1

In the event of a meeting of the members of any class or series of shares of the company, the provisions of these articles relating to the call and conduct of and voting at general meetings shall apply to the extent applicable; provided however that the quorum for a class or series meeting, unless otherwise specified in the special rights or restrictions attached to the shares of the class or series, shall be one person holding or representing by proxy at least one-third of the issued shares of that class or series.

PART 13 - DIRECTORS

13.1

The subscribers to the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of sub-scribers, or if not appointed, they shall be elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time or by ordinary resolution, whether previous notice has been given or not, but the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

13.2

The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall decide, by the members. The remuneration may be in addition to any salary or other remuneration paid to any Officer or employee of the Company as such who is also a Director. The Directors shall be repaid reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of the Director, by the Company in general meeting, and the remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any gratuity, pension or allowance.

13.3

A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by The Act, to become or act as a Director.

PART 14 - ELECTION AND REMOVAL OF DIRECTORS

14.1

At each annual general meeting of the Company all Directors shall retire and the members entitled to vote shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by the members who are entitled to attend and vote at this annual general meeting shall be deemed for the purpose of this Part to have been held on the written consent becoming effective.

14.2

A retiring Director shall be eligible for re-election.

14.3

Where the Company fails to hold an annual general meeting in accordance with The Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

14.4

If, at any general meeting at which an election of Directors ought to take place, the places of the retiring Directors are not filled up, those of the retiring Directors shall, if willing, continue in office until further new Directors are elected at a general meeting specially convened for that purpose or at the annual general meeting in the next or some subsequent year, unless it is determined to reduce the number of Directors.

14.5

Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

14.6

Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors, but not more than one-third of the number of Directors elected or appointed at the last annual general meeting at which Directors were elected. Any Director appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at the meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

14.7

Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of the person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reason-able time after delivery of the instrument to the Company. Every alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to an alternate shall be payable out of the remuneration of the Director appointing him.

14.8

The office of Director shall be vacated if the Director:

(a)

resigns his office by notice in writing delivered to the registered office of. the Company; or

(b)

ceases to be qualified to act as a Director pursuant to The Act; or

(c)

(c) is convicted of an indictable offence and the remaining Directors shall have resolved to remove him.

14.9

The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

PART 15 - POWERS AND DUTIES OF DIRECTORS

15.1

The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all powers of the Company as are not, by The Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

15.2

The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for purposes, and with powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its commit-tees and the appointment or removal of Officers and the power to declare dividends) and for a period, with remuneration and subject to conditions as the Directors may think fit, and any appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, Directors, nominees or managers of any corporation, firm or joint venture and any power of attorney may contain provisions for the protection or convenience of persons dealing with the attorney as the Directors may think fit. Any attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

PART 16 - DISCLOSURE OF INTEREST OF DIRECTORS

16.1

A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property, directly or indirectly, where a duty or interest might be created to conflict with his duty or

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25 –

interest as a Director, shall declare the nature and extent of his interest in the contract or transaction or of the conflict or potential conflict with his duty and interest as a Director in accordance with the provisions of The Act.

16.2

A Director shall not vote in respect of the approval of any contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum pre-sent at the meeting at which the vote is taken. This Article and Article 16.1 shall not apply in circumstances where a Director is, under the provisions of The Act, deemed not to be interested in a proposed contract or transaction.

16.3

A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for a period and on terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any other office or place of profit or as vendor, purchaser or other-wise, and, subject to compliance with the provisions of The Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

16.4

Subject to compliance with the provisions of The Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

16.5

A Director may be or become a Director or other Officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of The Act, the Director shall not be accountable to the Company for any remuneration or other benefits received by him as Director, Officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

PART 17 - PROCEEDINGS OF DIRECTORS

17.1

The Chairman of the Board, if any, or in his absence, the President, shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting. With the consent of those present at the meeting, the solicitor of the Company, if present, may act as chairman of a Meeting of Directors.

17.2

The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at a place, at a time and upon notice (if any) as the Board may by resolution from time to time determine.

17.3

A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communication facilities by means of which all Directors participating in the meeting can hear each other and provided that all the Directors agree to the participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting, to have agreed, shall be counted in the quorum and be entitled to speak and vote thereat.

17.4

A director may, and the Secretary or an Assistant Secretary upon request of a director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each director and alternate director at his address as it appears on the books of the company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of directors to any director or alternate director

(a)

who is at the time not in the Province of British Columbia; or

(b)

if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of directors at which such director is appointed.

(c)

17.5

Any director of the company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn, no notice need be given to such director and, unless the director otherwise requires in writing to the Secretary, to his alternate director of any meeting of directors, and all meetings of the directors so held shall not be deemed to have been improperly called or constituted by reason of notice not having been given to such director or alternate director.

17.6

The quorum necessary for the transaction of the business of the directors may be fixed by the directors and if not so fixed shall be a majority of the directors holding office at the time or, if the company shall have only one director, shall be one director.

17.7

The continuing directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number, if any, fixed pursuant to these articles as the necessary quorum of directors, the continuing directors may act for the purpose of increasing the number of directors to that number, or of summoning a general meeting of the company, but for no other purpose.

17.8

Subject to the provisions of The Act, all acts done by any meeting of the directors or of a committee of directors, or by any person acting as a director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the members of such commit-tee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

17.9

A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute

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one resolution in writing.

Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

PART 18 - EXECUTIVE AND OTHER COMMITTEES

18.1

The Directors may by resolution appoint an Executive Committee to consist of a member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, the Committee or any other committees of the Board and any other powers as may be specified in the resolution. The Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of the Committee and to fill vacancies in it. The Committee may make rules for the conduct of its business and may appoint assistants as it may deem necessary. A majority of the members of the Committee shall constitute a quorum.

18.2

The Directors may by resolution appoint one or more committees consisting of a member or members of their body as they think fit and may delegate to any committee between meetings of the Board those powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove Officers appointed by the Board) subject to conditions as may be prescribed in the resolution, and all committees appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report to the Board of Directors as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint assistants as they deem necessary. A majority of the members of a committee shall constitute a quorum.

18.3

The Executive Committee and any other committees may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes, the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of the Committee duly called and constituted. A resolution shall be dated and may be in two or more counter—parts which together shall be deemed to constitute one resolution in writing. The resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated on the resolution or on the latest date stated in any counterpart.

PART 19 — OFFICERS

19.1

The Directors shall, from time to time, appoint a President and a Secretary and any other officers as the Directors shall determine and the Directors may, at any time, terminate any appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of The Act.

19.2

One person may hold more than one of the offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; the remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to the remuneration be entitled to receive after he ceases to hold the office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon terms and conditions and with restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers. The Secretary shall,

inter alia, perform the functions of the Secretary specified in the Act.

PART 20 - INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

20.1

Subject to the provisions of The Act, the directors shall cause the company to indemnify a director or former director of the company and the directors may cause the company to indemnify a director or former director of a corporation of which the company is or was a share holder, and in either case the heirs and personal representatives of any such person, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the company or a director of such corporation, including any action brought by the company or any such corporation. Each director of the company on being elected or appointed shall be deemed to have contracted with the company on the terms of the foregoing indemnity.

20.2

Subject to the provisions of The Act, the directors may cause the company to indemnify any officer, employee or agent of the company or of a corporation of which the company is or was a shareholder (notwithstanding that he is also a director), and his heirs and personal representatives, against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the company or such corporation. In addition, the company shall indemnify the Secretary or an Assistant Secretary of the company (if he shall not be a full time employee of the company and notwithstanding that he is also a director), and his heirs and legal representatves, against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by The Act and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the company on the terms of the foregoing indemnity.

20.3

The failure of a director or officer of the company to comply with the provisions of The Act or of the memorandum or these articles shall not invalidate any indemnity to which he is entitled under this Part.

20.4

The directors may cause the company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the company or as a director, officer, employee or agent of any corporation of which the company is or was a share-holder, and his heirs or personal representative, against any liability incurred by him as a director, officer, employee or agent, as the case may be.

PART 21 - DIVIDENDS AND RESERVE

21.1

The Directors may from time to time declare and authorize payment of dividends as they may deem advisable and need not give notice to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of the funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures of other securities of the Company or any other corporation or in any one or more ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to a distribution the Directors may settle the difficulty as they think expedient, and in particular may fix the value for distribution of the specific assets or any part, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value fixed in order to adjust the rights of all parties and may vest any specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

21.2

Any dividend declared on shares of any class by the Directors may be made payable on a date as is fixed by the Directors.

21.3

Subject to the rights of the members holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of shares held.

21.4

The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends a sum as they think proper as a reserve which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the funds of the Company may be properly applied, and pending the application may, at the like discretion, either be employed in the business of the Company or be invested in investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to distribute.

21.5

If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.6

No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment and the payment shall be deemed to be payment in full.

21.7

Any dividend, bonus or other money payable in cash in respect of shares may be paid by cheque or money order sent through the post directed to the registered address of the holder, or in the case of jont holders, to the registered address of that one of the joint holders who is first named on the register, or to a person and to an address as the holder or joint holders may direct in writing. Every cheque or money order shall be made payable to the order of the person to whom it is sent. The mailing of the cheque or money order shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted), discharge all liability for the dividend, unless the cheque or money order shall not be paid on presentation or the amount of tax deducted shall not be paid to the appropriate taxing authority.

21.8

Notwithstanding anything contained in these Articles, the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and nonassessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing all or any part of the undistributed surplus on hand.

PART 22 - DOCUMENTS, RECORDS AND REPORTS

22.1

The Company shall keep at its records office or at any other place as The Act may permit, the documents, copies, registers, minutes, and records which the Company is required by The Act to keep at its records office or any other place, as the case may be.

22.2

The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order to record the financial affairs and condition of the Company and to comply with The Act.

22.3

Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the company.

22.4

The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting the financial statements and reports as are required by The Act.

22.5

Every member shall be entitled to be furnished, once, gratis, on demand, with a copy of the latest annual financial statements of the Company and, if so required by The Act, a copy of each annual financial statement and interim financial statement shall be mailed to each member.

PART 23 - NOTICES

23.1

A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter or envelope containing the notice, statement or report was addressed, prepaid and mailed shall be conclusive evidence of mailing.

23.2

A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

23.3

A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be entitled, or (until the address has been supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

23.4

Notice of every general meeting or meetings of members holding shares of a particular class or series shall be given in a manner hereinbefore authorized to every member holding, at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the company and the directors of the company shall be entitled to receive notice of any such meeting.

PART 24 - RECORD DATES

24.1

The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by The Act preceding the date of any meeting of members or any class or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any meeting and any adjournment, or entitled to receive payment of any dividend or for any other proper pupose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date fixed shall be deemed to be members for the purposes aforesaid.

24.2

Where no record date is fixed for the determination of members, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

PART 25 - SEAL

25.1

The directors may provide a seal for the company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely:

(a)

any two directors; or

(b)

one of the Chairman of the Board, the President, the Managing Director, a director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer; or

(c)

if the company shall have only one member, the President or the Secretary; or

(d)

such person or persons as the directors may from time to time by resolution appoint,

and the said directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution, the seal may be affixed in the presence of any one director or officer. Any document to which the seal of the company is affixed in accordance with the provisions of this article shall be deemed for all purposes to be a valid and binding obligation of the company in accordance with its terms.

25.2

To enable the seal of the company to be affixed to any bonds, debentures, share certificates, or other securities of the company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the company are, in accordance with The Act or these articles, printed or otherwise mechanically

(i)

the solicitor or auditor for the Company; or

(ii)

any person entitled as at the intended date of the meeting to apply for Letters Probate of the last Will of the deceased member (if he died testate); or

(iii)the person first entitled as at the intended date of the meeting to apply for Letters of Administration of the estate of the deceased member (whether or not he in fact died intestate);

(b) Notice of such meeting shall be given no less than twenty-one (21) days before the intended date of the meeting to:

(i)

all persons named as benficiaries in the last will (if any) of the deceased member (whether or not letters probate have been granted in respect of such Will);

(ii)

all persons who would be entitled to share in the estate of the deceased member if he had died intestate (whether or not he in fact died intestate);

(iii)the parent or guardian of any person referred to in (i) or (ii) above who is an infant as at the intended date of the meeting; and

(iv) if any of the persons referred to in (i) or (ii) above shall be class of persons whose identity cannot be readily ascertained, then to a solicitor acting on behalf of the class;

PART 27 - MECHANICAL REPRODUCTION OF SIGNATURES

27.1

The signature of any officer, director, registrar, branch registrar, transfer agent or branch agent of the company, unless otherwise required by The Act or by these articles, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the company or any officer thereof. Any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced

FULL NAME(S), RESIDENT ADDRESS(E8)

NUMBER AND KIND AND

AND OCCUPATIONS(S) OF SUBSCRIBER(S)

CLASS OF SHARES TAKEN

1 Common share without par value

TOTAL SHARES TAKEN:

1 Common share without par value

DATED at Vancouver, British Columbia this 16TH

day of

December

, 1986

LaCHARITE & COMPANY

Barristers & Solicitor